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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2006


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



          Texas                           0-25141                76-0579161
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

  9600 Bellaire Boulevard, Suite 252
            Houston, Texas                                          77036
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

     On April 24, 2006, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its financial results for the first quarter ending March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits.

     (c) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

          Exhibit
          Number         Description of Exhibit
          ------         ----------------------

          99.1           Press Release issued by MetroCorp Bancshares, Inc.
                         dated April 24, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            METROCORP BANCSHARES, INC.



Dated:  April 24, 2006                      By:  /s/ George M. Lee
                                                 ----------------------------
                                                 George M. Lee
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
------         ----------------------

99.1           Press Release issued by MetroCorp Bancshares, Inc.
               dated April 24, 2006.